UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-169258	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of John A. Edwardson as Chief Executive Officer

On June 30, 2011, CDW Corporation announced that John A. Edwardson, Chief Executive Officer of CDW Corporation, CDW Holdings LLC and CDW LLC (collectively, “CDW”), notified the Board of Directors of CDW Corporation and the Boards of Managers of CDW Holdings LLC and CDW LLC (collectively, the “Board”) of his intention to retire as Chief Executive Officer effective October 1, 2011, consistent with CDW’s succession planning process. Mr. Edwardson will continue to serve as Chairman of the Board.

In connection with Mr. Edwardson’s retirement, the Board has approved the terms of an amended and restated employment agreement (the “Amended Employment Agreement”) with Mr. Edwardson in connection with his continuing service as Chairman of the Board. The Amended Employment Agreement with Mr. Edwardson becomes effective on October 1, 2011 and runs through December 31, 2012. Over the duration of the Amended Employment Agreement, Mr. Edwardson’s base salary will be reduced from its current level as follows:

Period	Base Salary (Per Annum)

10/1/2011 through 3/31/2012	$825,000

4/1/2012 through 6/30/2012	$618,750

7/1/2012 through 9/30/2012	$412,500

10/1/2012 through 12/31/2012	$206,250

The other significant changes reflected in the Amended Employment Agreement are as follows:

•

If Mr. Edwardson’s employment as Chairman of the Board is terminated by CDW without “cause,” by Mr. Edwardson for “good reason,” or due to disability, Mr. Edwardson will receive, in addition to the payments and benefits that he is already entitled to receive under his existing employment agreement, continuation of medical, dental and vision insurance until he becomes eligible for Medicare benefits, and full COBRA rights for his eligible dependents once he becomes eligible for Medicare benefits or, if earlier, upon his death.

•	Mr. Edwardson extended the term of his noncompetition covenant through December 31, 2016.

On June 30, 2011, the Board also approved the terms of a Class B Grant Agreement modification letter with Mr. Edwardson. So long as Mr. Edwardson (1) is not terminated for cause or does not resign without good reason before December 31, 2012 or (2) is terminated without cause or resigns with good reason before December 31, 2012, Mr. Edwardson’s modified Class B Common Unit grant agreement provides that his unvested B Units will continue to vest in accordance with the vesting schedule set forth in his grant agreement (through 2014), subject to continuing compliance with certain covenants, even though he will cease to perform services for, or be employed by, CDW as of December 31, 2012.

Copies of Mr. Edwardson’s Amended Employment Agreement and Class B Grant Agreement modification letter are attached hereto, respectively, as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing descriptions of the material terms of the Amended Employment Agreement and Class B Grant Agreement modification letter do not purport to be complete and are qualified by reference to such exhibits.

Appointment of Thomas E. Richards as Chief Executive Officer

On June 30, 2011, the Board elected Thomas E. Richards to succeed Mr. Edwardson as CDW’s Chief Executive Officer effective October 1, 2011. Mr. Richards, 56, currently serves as CDW’s President and Chief Operating Officer. Mr. Richards joined CDW in September 2009, and is currently responsible for sales, services, product and partner management, marketing and e commerce. Prior to joining CDW, Mr. Richards held leadership positions with Qwest Communications, a telecommunications carrier. From 2008 to 2009, he served as Executive Vice President and Chief Operating Officer, where he was responsible for the day-to-day operation and performance of Qwest Communications, and before assuming that role, was the Executive Vice President of the Business Markets Group from 2005 to 2008. Mr. Richards has also served as Chairman and Chief Executive Officer of Clear Communications Corporation and as Executive Vice President of Ameritech Corporation. Mr. Richards is a graduate of the University of Pittsburgh where he earned a bachelor’s degree and a graduate of Massachusetts Institute of Technology where he earned a Master of Science in Management as a Sloan Fellow.

On June 30, 2011, the Board also approved the terms of an amended and restated compensation protection agreement with Mr. Richards, which will become effective October 1, 2011 (the “Amended Compensation Protection Agreement”). The significant change reflected in the Amended Compensation Protection Agreement is an increase in Mr. Richards’ annual base salary from $700,000 to $775,000 for the period from October 1, 2011 through December 31, 2012. Mr. Richards’ annual bonus target will remain 150% of his base salary through December 31, 2012. Thereafter, Mr. Richards’ base salary and annual bonus target will be reviewed annually by the Board or the Board’s Compensation Committee.

A copy of the Amended Compensation Protection Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the material terms of the Amended Compensation Protection Agreement does not purport to be complete and is qualified by reference to such exhibit.

Item 7.01. Regulation FD Disclosure.

On June 30, 2011, CDW issued a press release announcing the retirement of Mr. Edwardson as Chief Executive Officer effective October 1, 2011 and the election of Mr. Richards as Chief Executive Officer effective October 1, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the press release attached hereto as Exhibit 99.1 announcing Mr. Edwardson’s retirement and Mr. Richards’ appointment, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of June 30, 2011, by and between CDW LLC and John A. Edwardson.

10.2	Class B Grant Agreement Modification Letter, dated as of June 30, 2011, by and among, CDW Holdings LLC, John A. Edwardson, Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Capital Partners V Executive-A, L.P., Providence Equity Partners VI, L.P. and Providence Equity Partners VI-A, L.P.

10.3	Amended and Restated Compensation Protection Agreement, dated as of June 30, 2011, by and between CDW LLC and Thomas E. Richards.

99.1	Press release dated as of June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: July 1, 2011	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of June 30, 2011, by and between CDW LLC and John A. Edwardson.

10.2	Class B Grant Agreement Modification Letter, dated as of June 30, 2011, by and among, CDW Holdings LLC, John A. Edwardson, Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., Madison Dearborn Capital Partners V Executive-A, L.P., Providence Equity Partners VI, L.P. and Providence Equity Partners VI-A, L.P.

10.3	Amended and Restated Compensation Protection Agreement, dated as of June 30, 2011, by and between CDW LLC and Thomas E. Richards.

99.1	Press release dated as of June 30, 2011.